Exhibit 10.12

AMENDMENT TO DESIGN AGREEMENT

THIS AMENDMENT NO.1 (this “Amendment”) to Proposal #5333 Rev D. dated September 6, 2023 (the “Design Agreement”) between RKS Design, Inc. (“Designer”) and Aspargo Labs, Inc. (“Client”) is made as of November 27, 2024 (the “Effective Date”).

WHEREAS, Designer and Client (the “Parties”) entered into the Design Agreement whereby Client, hired Designer to provide services to design Client’s project as described in the Design Agreement, in accordance with the conditions and conditions set forth in the Design Agreement.

WHEREAS, the Parties have negotiated an amendment to the Design Agreement to modify the timelines and budget and Design phases set out in the Design Agreement.

NOW THEREFORE, considering the above-mentioned circumstances, the Parties hereby agree as follows:

1.       The capitalized terms used in this Amendment shall have the meaning as defined herein or, as applicable, the same meaning as defined in the Design Agreement.

2.       Phase 5.1. The Design Agreement shall be amended to include new Phase 5.1 attached hereto as Annex I.

All other contractual terms and conditions of the Design Agreement, which are not contrary to this Amendment, remain in full force and effect and shall apply to the subject matter of this Amendment, mutatis mutandis. Should there exist any contradictions between this Amendment and the Design Agreement, the provisions of this Amendment shall prevail.

This Amendment may be signed in any number of counterparts, each of which, when signed, shall be an original and all of which together evidence the same agreement.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above by their respective officers thereunto duly authorized.

RKS DESIGN, INC.

By:	/s/ Ravi Sawhney

Ravi Sawhney, Founder and CEO

ASPARGO LABS, INC.

By:	/s/ Michael Demurjian

Michael Demurjian, Chairman and CEO

ANNEX I

PHASE 5.1.1	PHASE 5.1.2	PHASE 5.1.3	PHASE 5.1.4	PHASE 5.1.5
(2 weeks) $[***]	(4 weeks) $[***]	(6 weeks) $[***]	(8 weeks) $[***]	( 12 weeks) $ as incurred
Commercialization Strategy Confirmation	Proof of Principal	Proof of Concept	DFM / Design For Manufacture (Alpha )	Alpha Pilot Tooling Build
Confirm market and product requirements	POP for confirmation of cartridge pump actuation tracking and provisional cartridge Identification	POC for confirmation of cartridge pump tracking and provisional cartridge Identification	Integration of cartridge pump tracking approach resolved in POC into DFM and provisional cartridge Identification	Pilot production of units for initial DVT testing and user validation testing
Alignment - Confirmation of features / UX / market / volume targets / COG’s target with Asp	Regulatory Path - RA resource integrated Release doc for concurrence

Parameters - Business Needs / MRD

●   Retail Cost Target

●   Drugs

●   Markets

●   Users

●   Volume

●   PRD approval and release

●   Internal team testing of device for usability / performance based on current PRD - OPTION

POP Development ● Technology research / evaluation ● Definition of POP with specs ● Technology breadboard testing to test high level approach

POC Development

●   Refined technical approach integrated to form factor of design

●   Definition of POC with specs

●   (form factor /ID may need to be updated based on integration of new components)

●   Integration of mechanical enclosure, hardware, firmware, and app to demonstrate concept

●   Rapid Prototype for POC verification

●   Testing / Debug

●   Updated App software POC package

●   Update PRD, testable parameters

DFM Development

●   for cartridge pump actuation approach into overall cartridge and pump assembly

●   Resolve any ID updates based on form factor adjustment

●   Update cartridge and device enclosure and interior plastic components based

●   COG’s based on initial supplier research

●   Rapid Prototype for engineering verification

●   Updated Alpha release package / BOM

●   Updated EE Hardware / Firmware Alpha release package / BOM

●   Updated App software Alpha release package

●   Testing / Debug

for Alpha T1 Pilot Build: ● Liaison with Tooling Vendor
Result - Alpha Pilot Definition confirmed	Result – Benchtop Proof of Principal demonstrating overall technical approach Formal review / concurrence of POP	Result – Working Proof of Concept in form factor with associated hardware / firmware / app Formal review / concurrence of POC	Result – Updated Alpha DFM release package incorporating confirmation cartridge pump actuation feature Formal review / concurrence of POC	Result – Alpha Pilot Units for Alpha V+V 20 devices / 60 Cartridges